Second Quarter 2012

Fairgate at Ballston

Arlington, Virginia

Acquired June 21, 2012

Supplemental Operating and Financial Data

Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights Second Quarter 2012
Washington Real Estate Investment Trust ("WRIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, retail, and multifamily properties and land for development.

In the second quarter WRIT acquired Fairgate at Ballston, a 147,000 square foot office building in Arlington, Virginia for $52.25 million. The eight-story office building with a three-level underground parking garage is located at 1005 N. Glebe Road, in close proximity to U.S. Route 66 and three blocks from the Ballston Metro Station (Orange Line). The property was built in 1988 and is 82% leased to a diverse mix of office tenants. Fairgate at Ballston is located a half mile from WRIT’s multifamily development at 650 N. Glebe Road. WRIT funded the acquisition with available capacity on its line of credit.

WRIT amended and extended both of its unsecured credit facilities in the second quarter. The $400 million Wells Fargo facility matures July 1, 2016 (previously July 1, 2014), with a one-year extension option and is priced at a rate of LIBOR plus a margin of 107.5 basis points (previously 122.5 basis points) based on WRIT’s current credit rating. The amendment also eliminates the requirement for guarantees from WRIT’s subsidiaries under certain circumstances.

The $75 million SunTrust facility was increased to $100 million and will mature June 25, 2015 with a one-year extension option, and is priced at a rate of LIBOR plus a margin of 107.5 basis points based on WRIT’s current credit rating. The amendment also eliminates the requirement for guarantees from WRIT’s subsidiaries under certain circumstances.

WRIT also entered into a new a Sales Agency Financing Agreement with BNY Mellon Capital Markets, LLC (BNYMCM). Under this agreement, WRIT may offer and sell up to $250 million of common shares, from time to time, and for a period of no more than 36 months. The agreement replaces the similar Sales Agency Financing Agreement dated November 12, 2009, previously entered into by WRIT and BNYMCM. WRIT did not issue any shares under this agreement in the second quarter.

WRIT signed commercial leases for 247,000 square feet with an average lease term of 6.7 years. The average rental rate increase on new and renewal leases was 14.3% on a GAAP basis and 1.0% on a cash basis. Commercial tenant improvement costs were $26.40 per square foot and leasing commissions and incentives were $13.51 per square foot for the quarter.

Company Background and Highlights Second Quarter 2012

Net Operating Income Contribution by Sector - Second Quarter 2012

Medical Office,
14.6%
(1.3 million sq ft)
Retail,
21.3%
(2.4 million sq ft)
Multifamily,
15.6%
(2,540 units)
Office,
48.5%
(4.9 million sq ft)
Pharmacy
Harris Teeter

As of June 30, 2012, WRIT owned a diversified portfolio of 72 properties totaling approximately 9 million square feet of commercial space and 2,540 residential units, and land held for development. These 72 properties consist of 27 office properties, 18 medical office properties, 16 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2011 Form 10-K and first quarter 2012 Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
OPERATING RESULTS	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Real estate rental revenue	$76,777	$76,499	$76,708	$71,931	$71,684
Real estate expenses	(25,479)	(26,013)	(26,068)	(24,070)	(23,801)
	51,298	50,486	50,640	47,861	47,883
Real estate depreciation and amortization	(25,591)	(25,994)	(25,398)	(23,479)	(22,526)
Income from real estate	25,707	24,492	25,242	24,382	25,357
Interest expense	(15,533)	(15,895)	(16,207)	(16,508)	(16,865)
Other income	252	244	258	270	310
Acquisition costs	(254)	(54)	(36)	(1,600)	(322)
Real estate impairment	—	—	(14,526)		—
Gain (loss) on extinguishment of debt	—	—	(976)	—	—
General and administrative	(4,164)	(3,606)	(4,140)	(3,837)	(4,049)
Income (loss) from continuing operations	6,008	5,181	(10,385)	2,707	4,431
Discontinued operations:
Income (loss) from operations of properties sold or held for sale	—	—	631	3,655	3,298
Gain on sale of real estate	—	—	40,852	56,639	—
Income tax benefit (expense)	—	—	—	35	(1,173)
Income from discontinued operations	—	—	41,483	60,329	2,125

Net income	6,008	5,181	31,098	63,036	6,556
Less: Net income from noncontrolling interests	—	—	(409)	(28)	(34)
Net income attributable to the controlling interests	$6,008	$5,181	$30,689	$63,008	$6,522
Per Share Data:
Net income attributable to the controlling interests	$0.09	$0.08	$0.46	$0.95	$0.10
Fully diluted weighted average shares outstanding	66,380	66,328	66,069	66,064	65,989
Percentage of Revenues:
Real estate expenses	33.2%	34.0%	34.0%	33.5%	33.2%
General and administrative	5.4%	4.7%	5.4%	5.3%	5.6%
Ratios:
Adjusted EBITDA / Interest expense	3.1x	3.0x	3.0x	2.9x	3.0x
Income from continuing operations attributable to the controlling interest/Total real estate revenue	7.8%	6.8%	(13.5)%	3.8%	6.2%
Net income attributable to the controlling interest/Total real estate revenue	7.8%	6.8%	40.0%	87.6%	9.1%
Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets (In thousands) (Unaudited)

	6/30/2012		3/31/2012		12/31/2011		9/30/2011		6/30/2011
Assets
Land	$489,950		$472,196		$472,196		$472,812		$424,647
Income producing property	1,988,331		1,947,630		1,934,587		1,924,526		1,754,493
	2,478,281		2,419,826		2,406,783		2,397,338		2,179,140
Accumulated depreciation and amortization	(577,882)		(556,833)		(535,732)		(516,319)		(497,738)
Net income producing property	1,900,399		1,862,993		1,871,051		1,881,019		1,681,402
Development in progress, including land held for development	45,928		44,236		43,089		39,735		39,413
Total real estate held for investment, net	1,946,327		1,907,229		1,914,140		1,920,754		1,720,815

Investment in real estate held for sale, net	—		—		—		69,990		240,437
Cash and cash equivalents	14,367		17,809		12,765		40,751		42,886
Restricted cash	19,853		21,922		19,424		23,267		22,311
Rents and other receivables, net of allowance for doubtful accounts	57,493		54,727		53,828		52,396		48,472
Prepaid expenses and other assets	115,631		114,859		120,601		125,689		99,356
Other assets related to properties sold or held for sale	—		—		—		3,505		12,899
Total assets	$2,153,671		$2,116,546		$2,120,758		$2,236,352		$2,187,176
Liabilities
Notes payable	$607,653		$657,562		$657,470		$657,378		$659,934
Mortgage notes payable	425,268		426,485		427,710		428,909		360,493
Lines of credit/short-term note payable	221,000		109,000		99,000		193,000		245,000
Accounts payable and other liabilities	54,413		57,766		51,145		55,879		54,101
Advance rents	15,295		15,065		13,739		13,393		12,372
Tenant security deposits	9,827		8,949		8,862		8,751		8,027
Other liabilities related to properties sold or held for sale	—		—		—		19,229		24,528
Total Liabilities	1,333,456		1,274,827		1,257,926		1,376,539		1,364,455
Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	662		662		662		661		661
Additional paid-in capital	1,142,391		1,141,062		1,138,478		1,136,240		1,133,823
Distributions in excess of net income	(326,714)		(303,815)		(280,096)		(281,930)		(316,134)
Accumulated other comprehensive income (loss)	—		—		—		(160)		(636)
Total shareholders' equity	816,339		837,909		859,044		854,811		817,714
Noncontrolling interests in subsidiaries	3,876		3,810		3,788		5,002		5,007
Total equity	820,215		841,719		862,832		859,813		822,721
Total liabilities and equity	$2,153,671		$2,116,546		$2,120,758		$2,236,352		$2,187,176

Total Debt / Total Market Capitalization	0.40	:1	0.38	:1	0.40	:1	0.41	:1	0.37	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$6,008	$5,181	$30,689	$63,008	$6,522
Real estate depreciation and amortization	25,591	25,994	25,398	23,479	22,526
Gain from non-disposal activities	—	—	—	—	—
Discontinued operations:
Gain on sale of real estate	—	—	(40,452)	(56,639)	—
Income tax expense (benefit)	—	—	—	(35)	1,173
Real estate depreciation and amortization	—	—	—	943	2,933
Funds from operations (FFO)	$31,599	$31,175	$15,635	$30,756	$33,154
Loss (gain) on extinguishment of debt	—	—	976	—	—
Real estate impairment	—	—	14,526	—	—
Acquisition costs	254	54	36	1,600	322
Core FFO (1)	$31,853	$31,229	$31,173	$32,356	$33,476

Allocation to participating securities(2)	(176)	(188)	(186)	(385)	(38)

FFO per share - basic	$0.47	$0.47	$0.23	$0.46	$0.50
FFO per share - fully diluted	$0.47	$0.47	$0.23	$0.46	$0.50
Core FFO per share - fully diluted	$0.48	$0.47	$0.47	$0.48	$0.51

Common dividend per share	$0.43375	$0.43375	$0.43375	$0.43375	$0.43375

Average shares - basic	66,241	66,194	66,069	66,017	65,954
Average shares - fully diluted	66,380	66,328	66,069	66,064	65,989
(1) See "Supplemental Definitions" on page 29 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Funds available for distribution(1)
FFO	$31,599	$31,175	$15,635	$30,756	$33,154
Tenant improvements	(2,357)	(4,066)	(5,100)	(2,469)	(1,950)
Leasing commissions and incentives	(2,122)	(2,557)	(1,485)	(3,859)	(1,116)
Recurring capital improvements	(2,992)	(1,539)	(1,626)	(2,148)	(3,072)
Straight-line rent, net	(688)	(992)	(776)	(715)	(586)
Non-cash fair value interest expense	229	228	(53)	145	191
Non-real estate depreciation and amortization	948	1,008	845	1,126	888
Amortization of lease intangibles, net	(3)	—	(32)	(329)	(413)
Amortization and expensing of restricted share and unit compensation	1,333	1,405	1,459	1,376	1,488
Real estate impairment	—	—	14,526	—	—
Funds available for distribution (FAD)	$25,947	$24,662	$23,393	$23,883	$28,584
Cash loss (gain) on extinguishment of debt	—	—	976	—	—
Acquisition costs	254	54	36	1,600	322
Core FAD (1)	$26,201	$24,716	$24,405	$25,483	$28,906

Allocation to participating securities(2)	(176)	(188)	(186)	(385)	(38)

FAD per share - basic	$0.39	$0.37	$0.35	$0.36	$0.43
FAD per share - fully diluted	$0.39	$0.37	$0.35	$0.36	$0.43
Core FAD per share - fully diluted	$0.39	$0.37	$0.37	$0.38	$0.44

Common dividend per share	$0.43375	$0.43375	$0.43375	$0.43375	$0.43375

Average shares - basic	66,241	66,194	66,069	66,017	65,954
Average shares - fully diluted	66,380	66,328	66,069	66,064	65,989
(1)  See "Supplemental Definitions" on page 29 of this supplemental for the definitions of FAD and Core FAD.
(2)  Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Net income attributable to the controlling interests	$6,008	$5,181	$30,689	$63,008	$6,522
Add:
Interest expense, including discontinued operations	15,533	15,895	15,985	16,739	17,097
Real estate depreciation and amortization, including discontinued operations	25,591	25,994	25,398	24,422	25,459
Income tax expense (benefit)	158	13	—	(27)	1,173
Real estate impairment	—	—	14,526	—	—
Non-real estate depreciation	261	268	242	243	248
Less:
Gain on sale of real estate	—	—	(40,852)	(56,639)	—
Loss (gain) on extinguishment of debt	—	—	976	—	—
Gain from non-disposal activities	—	—	—	—	—
Adjusted EBITDA (1)	$47,551	$47,351	$47,364	$47,746	$50,499
(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis (In thousands, except per share data)

	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Balances Outstanding

Secured
Conventional fixed rate	$425,268	$426,485	$427,710	$446,715	$378,469
Secured total	425,268	426,485	427,710	446,715	378,469
Unsecured
Fixed rate bonds and notes	607,653	657,562	657,470	657,378	659,934
Credit facility	221,000	109,000	99,000	193,000	245,000
Unsecured total	828,653	766,562	756,470	850,378	904,934
Total	$1,253,921	$1,193,047	$1,184,180	$1,297,093	$1,283,403

Average Interest Rates

Secured
Conventional fixed rate	5.9%	5.9%	5.9%	5.9%	5.9%
Secured total	5.9%	5.9%	5.9%	5.9%	5.9%
Unsecured
Fixed rate bonds	5.4%	5.4%	5.4%	5.4%	5.4%
Credit facilities	1.3%	0.9%	0.9%	2.1%	1.4%
Unsecured total	4.3%	4.7%	4.8%	4.6%	4.3%
Average	4.9%	5.2%	5.2%	5.1%	4.8%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $4.0 million and $2.3 million, respectively.

Long Term Debt Maturities (In thousands, except per share amounts)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2012	$24,099	$—	—	$24,099	5.5%
2013	87,580	60,000	—	147,580	5.4%
2014	3,724	100,000	—	103,724	5.3%
2015	22,390	150,000	74,000	246,390	4.2%
2016	134,943	—	147,000	281,943	3.4%
2017	104,953	—	—	104,953	7.2%
2018	3,277	—	—	3,277	5.1%
2019	34,060	—	—	34,060	5.3%
2020	2,818	250,000	—	252,818	5.1%
2021	2,997	—	—	2,997	5.1%
2022	3,187	—	—	3,187	5.1%
Thereafter	5,257	50,000	—	55,257	7.2%
Total maturities	$429,285	$610,000	$221,000	$1,260,285	4.9%
Weighted average maturity = 4.8 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($100.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended June 30, 2012	Covenant	Quarter Ended June 30, 2012	Covenant	Quarter Ended June 30, 2012	Covenant
% of Total Indebtedness to Total Assets(1)	44.1%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.1	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	14.9%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.6	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$841.3 million	≥ $673.4 million	$842.5 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	50.5%	≤ 60.0%	50.5%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	16.1%	≤ 35.0%	16.1%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.68	≥ 1.50	2.68	≥ 1.50
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.40	≥ 1.67	2.40	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	3.83	≥ 2.00	3.83	≥ 2.00
Ratio of Investments(8) to Gross Asset Value(5)	N/A	N/A	1.7%	≤ 15.0%	1.7%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.50% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter.

(8) Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	6/30/2012		3/31/2012		12/31/2011		9/30/2011		6/30/2011
Market Data

Shares Outstanding	66,321		66,309		66,265		66,066		66,017
Market Price per Share	$28.45		$29.70		$27.35		$28.18		$32.52
Equity Market Capitalization	$1,886,832		$1,969,377		$1,812,348		$1,861,740		$2,146,873

Total Debt	$1,253,921		$1,193,047		$1,184,180		$1,297,093		$1,283,403
Total Market Capitalization	$3,140,753		$3,162,424		$2,996,528		$3,158,833		$3,430,276

Total Debt to Market Capitalization	0.40	:1	0.38	:1	0.40	:1	0.41	:1	0.37	:1

Earnings to Fixed Charges(1)	1.3x		1.3x		0.3x		1.1x		1.3x
Debt Service Coverage Ratio(2)	2.8x		2.7x		2.7x		2.7x		2.8x

Dividend Data

Total Dividends Paid	$28,772		$28,746		$28,669		$28,641		$28,621
Common Dividend per Share	$0.43375		$0.43375		$0.43375		$0.43375		$0.43375
Payout Ratio (Core FFO per share basis)	90.4%		92.3%		92.3%		90.4%		85.0%
Payout Ratio (Core FAD per share basis)	111.2%		117.2%		117.2%		114.1%		98.6%
Payout Ratio (FAD per share basis)	111.2%		117.2%		123.9%		120.5%		100.9%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Summary (In thousands)

	Three Months Ended June 30,
	2012	2011	% Change	Rental Rate Growth
Cash Basis:
Multifamily	$7,804	$7,641	2.1%	4.2%
Office Buildings	21,575	22,832	(5.5)%	1.3%
Medical Office Buildings	7,225	7,855	(8.0)%	2.1%
Retail Centers	9,815	8,435	16.4%	2.1%
Overall Same-Store Portfolio (1)	$46,419	$46,763	(0.7)%	2.1%

GAAP Basis:
Multifamily	$7,998	$7,850	1.9%	4.1%
Office Buildings	21,716	23,317	(6.9)%	0.9%
Medical Office Buildings	7,414	8,113	(8.6)%	2.0%
Retail Centers	9,967	8,618	15.7%	0.9%
Overall Same-Store Portfolio (1)	$47,095	$47,898	(1.7)%	1.6%

(1) Non same-store properties were:
Acquisitions:
Office - Braddock Metro Center, John Marshall II and Fairgate at Ballston
Retail - Olney Village Center
Medical Office - Lansdowne Medical Office Building
Held for sale and sold properties:
Office - Dulles Station, Phase I
Industrial/Office - Industrial Portfolio (see Supplemental Definitions for list of properties)

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2012
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,096	$33,543	$11,026	$12,688	—	$70,353
Non same-store - acquired and in development (1)	—	4,883	259	1,282	—	6,424
Total	13,096	38,426	11,285	13,970	—	76,777
Real estate expenses
Same-store portfolio	5,098	11,827	3,612	2,721	—	23,258
Non same-store - acquired and in development (1)	—	1,743	169	309	—	2,221
Total	5,098	13,570	3,781	3,030	—	25,479
Net Operating Income (NOI)
Same-store portfolio	7,998	21,716	7,414	9,967	—	47,095
Non same-store - acquired and in development (1)	—	3,140	90	973	—	4,203
Total	$7,998	$24,856	$7,504	$10,940	—	$51,298

Same-store portfolio NOI GAAP basis (from above)	$7,998	$21,716	$7,414	$9,967	—	$47,095
Straight-line revenue, net for same-store properties	(3)	(286)	(113)	(100)	—	(502)
FAS 141 Min Rent	(191)	(2)	(88)	(100)	—	(381)
Amortization of lease intangibles for same-store properties	—	147	12	48	—	207
Same-store portfolio NOI, cash basis	$7,804	$21,575	$7,225	$9,815	—	$46,419
Reconciliation of NOI to net income
Total NOI	$7,998	$24,856	$7,504	$10,940	—	$51,298
Depreciation and amortization	(3,164)	(14,634)	(3,956)	(3,560)	(277)	(25,591)
General and administrative	—	—	—	—	(4,164)	(4,164)
Interest expense	(1,695)	(3,036)	(1,162)	(596)	(9,044)	(15,533)
Other income	—	—	—	—	252	252
Acquisition costs	—	—	—	—	(254)	(254)
Net Income	3,139	7,186	2,386	6,784	(13,487)	6,008
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$3,139	$7,186	$2,386	$6,784	$(13,487)	$6,008
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2011
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,709	$35,219	$11,380	$12,237	$—	—	$71,545
Non same-store - acquired and in development (1)	—	—	139	—	—	—	139
Total	12,709	35,219	11,519	12,237	—	—	71,684

Real estate expenses
Same-store portfolio	4,859	11,902	3,267	3,619	—	—	23,647
Non same-store - acquired and in development (1)	—	—	154	—	—	—	154
Total	4,859	11,902	3,421	3,619	—	—	23,801

Net Operating Income (NOI)
Same-store portfolio	7,850	23,317	8,113	8,618	—	—	47,898
Non same-store - acquired and in development (1)	—	—	(15)	—	—	—	(15)
Total	$7,850	$23,317	$8,098	$8,618	$—	—	$47,883

Same-store portfolio NOI GAAP basis (from above)	$7,850	$23,317	$8,113	$8,618	$—	—	$47,898
Straight-line revenue, net for same-store properties	(17)	(484)	(163)	(63)	—	—	(727)
FAS 141 Min Rent	(192)	(123)	(105)	(135)	—	—	(555)
Amortization of lease intangibles for same-store properties	—	122	10	15	—	—	147
Same-store portfolio NOI, cash basis	$7,641	$22,832	$7,855	$8,435	$—	—	$46,763

Reconciliation of NOI to net income
Total NOI	$7,850	$23,317	$8,098	$8,618	$—	—	$47,883
Depreciation and amortization	(3,137)	(12,299)	(3,973)	(2,787)	—	(330)	(22,526)
General and administrative	—	—	—	—	—	(4,049)	(4,049)
Interest expense	(1,702)	(2,244)	(1,319)	(315)	—	(11,285)	(16,865)
Other income	—	—	—	—	—	310	310
Acquisition costs	—	—	—	—	—	(322)	(322)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	155	—	—	3,143	—	3,298
Income tax expense	—	—	—	—	—	(1,173)	(1,173)
Net income	3,011	8,929	2,806	5,516	3,143	(16,849)	6,556
Net income attributable to noncontrolling interests	—	—	—	—	—	(34)	(34)
Net income attributable to the controlling interests	$3,011	$8,929	$2,806	$5,516	$3,143	$(16,883)	$6,522
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

WRIT Portfolio			WRIT Portfolio
Maryland/Virginia/DC			Inside & Outside the Beltway

	Percentage of GAAP NOI			Percentage of GAAP NOI
	Q2 2012	YTD 2012		Q2 2012	YTD 2012
DC			Inside the Beltway
Multifamily	3.7%	3.8%	Multifamily	14.7%	14.9%
Office	16.7%	17.0%	Office	26.5%	26.9%
Medical Office	1.8%	1.8%	Medical Office	2.8%	2.9%
Retail	0.7%	0.7%	Retail	6.2%	6.2%
	22.9%	23.3%		50.2%	50.9%
Maryland			Outside the Beltway
Multifamily	2.3%	2.3%	Multifamily	0.9%	0.9%
Office	11.0%	11.2%	Office	21.9%	21.8%
Medical Office	3.9%	4.1%	Medical Office	11.8%	12.0%
Retail	15.1%	14.5%	Retail	15.2%	14.4%
	32.3%	32.1%		49.8%	49.1%
Virginia
Multifamily	9.5%	9.7%	Total Portfolio	100.0%	100.0%
Office	20.8%	20.4%
Medical Office	8.9%	9.1%
Retail	5.6%	5.4%
	44.8%	44.6%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Multifamily	94.8%	95.2%	94.9%	94.0%	95.6%
Office Buildings	84.7%	85.1%	88.1%	87.7%	88.2%
Medical Office	89.9%	90.7%	90.6%	91.3%	91.7%
Retail Centers	92.7%	92.4%	92.7%	91.6%	92.0%
Industrial / Flex	—%	—%	—%	—%	—%

Overall Portfolio	89.3%	89.6%	90.9%	90.5%	91.1%

	Physical Occupancy - All Properties
Sector	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Multifamily	94.8%	95.2%	94.9%	94.0%	95.6%
Office Buildings	85.8%	86.3%	89.0%	88.6%	87.9%
Medical Office	86.4%	87.1%	86.5%	87.2%	87.3%
Retail Centers	93.3%	92.9%	93.3%	92.3%	92.0%
Industrial / Flex	—%	—%	—%	75.4%	78.4%

Overall Portfolio	89.3%	89.7%	90.8%	89.0%	87.7%

(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston, Braddock Metro Center and John Marshall II
Retail - Olney Village Center
Medical Office - Lansdowne Medical Office Building
Held for sale and sold properties:
Office - Dulles Station, Phase I
Industrial/Office - Industrial Portfolio (see Supplemental Definitions for list of properties)

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Multifamily	94.1%	94.0%	94.2%	94.1%	94.9%
Office Buildings	86.3%	86.9%	88.6%	88.5%	89.8%
Medical Office Buildings	92.4%	93.5%	92.4%	92.8%	94.0%
Retail Centers	93.2%	94.0%	92.3%	92.1%	92.3%
Industrial / Flex	—%	—%	—%	—%	—%

Overall Portfolio	89.8%	90.4%	90.9%	90.7%	91.8%

	Economic Occupancy - All Properties
Sector	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Multifamily	94.1%	94.0%	94.2%	94.1%	94.9%
Office Buildings	87.1%	87.8%	89.4%	88.5%	89.7%
Medical Office Buildings	90.0%	90.8%	89.5%	89.9%	90.5%
Retail Centers	93.7%	94.3%	93.0%	92.3%	92.3%
Industrial / Flex	—%	—%	79.3%	80.8%	81.9%

Overall Portfolio	89.8%	90.3%	90.8%	89.5%	90.2%

(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston, Braddock Metro Center and John Marshall II
Retail - Olney Village Center
Medical Office - Lansdowne Medical Office Building
Held for sale and sold properties:
Office - Dulles Station, Phase I
Industrial/Office - Industrial Portfolio (see Supplemental Definitions for list of properties)

Acquisition Summary June 30, 2012 ($'s in thousands)
0, 2012

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	June 30, 2012 Leased Percentage	Investment
Fairgate at Ballston	Arlington, VA	June 21, 2012	147,000	82%	82%	$52,250

Commercial Leasing Summary

	2nd Quarter 2012		1st Quarter 2012		4th Quarter 2011		3rd Quarter 2011		2nd Quarter 2011
Gross Leasing Square Footage
Office Buildings	118,302		136,234		175,032		152,900		160,318
Medical Office Buildings	31,811		69,171		65,162		29,070		61,374
Retail Centers	97,326		12,574		23,375		59,910		38,482
Total	247,439		217,979		263,569		241,880		260,174
Weighted Average Term (yrs)
Office Buildings	6.5		5.6		4.8		4.3		7.5
Medical Office Buildings	5.8		5.3		4.4		4.9		5.5
Retail Centers	7.2		8.3		5.9		5.9		8.2
Total	6.7		5.7		4.8		4.7		7.1

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$32.54	$34.16	$28.97	$30.31	$30.22	$31.94	$36.04	$37.87	$25.59	$26.66
Medical Office Buildings	35.39	38.27	28.31	29.70	34.70	37.70	34.63	36.79	30.74	32.36
Retail Centers	20.73	21.15	14.13	14.13	22.12	23.02	14.14	17.39	23.67	24.20
Total	$27.99	$29.29	$27.90	$29.18	$30.61	$32.57	$30.19	$32.41	$26.53	$27.65

Rate on new leases
Office Buildings	$38.88	$35.85	$31.87	$29.73	$31.38	$29.66	$39.53	$37.76	$29.06	$26.64
Medical Office Buildings	38.61	35.92	29.94	27.98	38.91	37.13	37.76	35.79	36.13	33.64
Retail Centers	22.21	20.61	15.13	14.24	28.89	26.86	18.56	21.96	25.88	24.34
Total	$31.99	$29.59	$30.29	$28.28	$33.02	$31.26	$33.71	$33.24	$30.25	$27.96

Percentage Increase
Office Buildings	19.5%	4.9%	10.0%	(1.9)%	3.8%	(7.2)%	9.7%	(0.3)%	13.6%	(0.1)%
Medical Office Buildings	9.1%	(6.2)%	5.8%	(5.8)%	12.1%	(1.5)%	9.0%	(2.7)%	17.5%	4.0%
Retail Centers	7.1%	(2.5)%	7.1%	0.8%	30.6%	16.7%	31.3%	26.3%	9.3%	0.6%
Total	14.3%	1.0%	8.6%	(3.1)%	7.9%	(4.0)%	11.7%	2.6%	14.1%	1.1%

Commercial Leasing Summary Tenant Improvements and Leasing Costs

	2nd Quarter 2012		1st Quarter 2012		4th Quarter 2011		3rd Quarter 2011		2nd Quarter 2011
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$4,279,003	$36.17	$2,938,313	$21.57	$3,691,099	$21.09	$2,067,782	$13.52	$3,019,025	$18.83
Medical Office Buildings	783,528	24.63	1,220,567	17.65	788,535	12.10	112,145	3.86	893,785	14.56
Retail Centers	1,469,054	15.09	—	—	25,740	1.10	1,424,151	23.77	265,135	6.89
Subtotal	$6,531,585	$26.40	$4,158,880	$19.08	$4,505,374	$17.09	$3,604,078	$14.90	$4,177,945	$16.06

Leasing Commissions and Incentives
Office Buildings	$2,854,636	$24.13	$2,363,552	$17.35	$2,133,927	$12.19	$1,596,565	$10.44	$2,189,912	$13.66
Medical Office Buildings	232,123	7.30	365,614	5.29	400,976	6.15	206,298	7.10	716,648	11.68
Retail Centers	257,096	2.64	9,232	0.73	178,127	7.62	504,673	8.42	269,557	7.00
Subtotal	$3,343,855	$13.51	$2,738,398	$12.56	$2,713,030	$10.29	$2,307,536	$9.54	$3,176,117	$12.21

Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$7,133,639	$60.30	$5,301,865	$38.92	$5,825,026	$33.28	$3,664,347	$23.96	$5,208,937	$32.49
Medical Office Buildings	1,015,651	31.93	1,586,181	22.94	1,189,511	18.25	318,443	10.96	1,610,433	26.24
Retail Centers	1,726,150	17.73	9,232	0.73	203,867	8.72	1,928,824	32.19	534,692	13.89
Total	$9,875,440	$39.91	$6,897,278	$31.64	$7,218,404	$27.38	$5,911,614	$24.44	$7,354,062	$28.27

10 Largest Tenants - Based on Annualized Rent June 30, 2012

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	36	4.93%	210,354	2.83%
General Services Administration	6	27	2.89%	183,658	2.47%
Advisory Board Company	1	83	2.81%	180,925	2.43%
Booz Allen Hamilton, Inc.	1	43	2.21%	222,989	3.00%
L-3 Services, Inc	1	63	2.16%	140,400	1.89%
Patton Boggs LLP	1	58	2.03%	110,566	1.49%
INOVA Health System	7	44	1.94%	110,422	1.49%
Sunrise Assisted Living, Inc.	1	15	1.58%	115,289	1.55%
Children's Hospital	3	76	1.26%	77,858	1.05%
General Dynamics	2	24	1.18%	88,359	1.19%
Total/Weighted Average		47	22.99%	1,440,820	19.39%

Industry Diversification June 30, 2012

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$72,007,656	32.66%	2,280,874	30.82%
Ambulatory Health Care Services	39,129,077	17.75%	1,143,048	15.45%
Credit Intermediation and Related Activities	16,834,054	7.63%	332,228	4.49%
Executive, Legislative, and Other General Government Support	9,933,683	4.51%	299,773	4.05%
Food Services and Drinking Places	8,252,239	3.74%	265,600	3.59%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	7,695,335	3.49%	222,152	3.00%
Educational Services	6,322,338	2.87%	213,000	2.88%
Food and Beverage Stores	6,044,012	2.74%	337,645	4.56%
Administrative and Support Services	4,422,847	2.01%	125,013	1.69%
Nursing and Residential Care Facilities	4,088,465	1.85%	116,935	1.58%
Health and Personal Care Stores	3,324,178	1.51%	101,610	1.37%
Clothing and Clothing Accessories Stores	3,288,128	1.49%	169,042	2.28%
Broadcasting (except Internet)	3,167,033	1.44%	89,083	1.20%
Miscellaneous Store Retailers	3,139,614	1.42%	170,644	2.31%
Electronics and Appliance Stores	2,907,952	1.32%	165,679	2.24%
Furniture and Home Furnishings Stores	2,820,037	1.28%	136,906	1.85%
Hospitals	2,563,315	1.16%	70,298	0.95%
Sporting Goods, Hobby, Book, and Music Stores	2,511,728	1.14%	157,094	2.12%
Personal and Laundry Services	2,496,214	1.13%	80,897	1.09%
General Merchandise Stores	1,863,527	0.85%	221,503	2.99%
Computer and Electronic Product Manufacturing	1,587,599	0.72%	55,956	0.76%
Real Estate	1,507,635	0.68%	47,760	0.65%
Amusement, Gambling, and Recreation Industries	1,324,852	0.60%	76,946	1.04%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	1,213,803	0.55%	46,685	0.63%
Printing and Related Support Activities	1,160,611	0.53%	48,775	0.66%
Insurance Carriers and Related Activities	867,294	0.39%	32,115	0.43%

Industry Diversification (continued) June 30, 2012

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Building Material and Garden Equipment and Supplies Dealers	821.583	0.37%	35,010	0.47%
Publishing Industries (except Internet)	781.346	0.35%	24,415	0.33%
Transportation Equipment Manufacturing	769.417	0.35%	28,851	0.39%
Merchant Wholesalers, Durable Goods	737.328	0.33%	41,421	0.56%
Construction of Buildings	696.951	0.32%	24,070	0.33%
Motor Vehicle and Parts Dealers	650.687	0.30%	39,057	0.53%
Social Assistance	576.927	0.26%	19,241	0.26%
Merchant Wholesalers, Nondurable Goods	450.766	0.20%	27,786	0.38%
Other	4,533.156	2.06%	153,238	2.07%
Total	220,491.387	100.00%	7,400,350	100.00%

Lease Expirations June 30, 2012

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2012	47	237,353	5.71%	$7,742,358	$32.62	5.13%
2013	101	492,977	11.85%	15,620,059	31.69	10.35%
2014	101	798,656	19.21%	27,557,522	34.50	18.26%
2015	90	590,342	14.20%	23,727,193	40.19	15.72%
2016	81	589,011	14.16%	18,311,202	31.09	12.13%
2017 and thereafter	150	1,450,159	34.87%	57,984,676	39.99	38.41%
	570	4,158,498	100.00%	$150,943,010	$36.30	100.00%
Medical Office:
2012	29	85,828	7.59%	$3,192,750	$37.20	7.11%
2013	62	180,560	15.96%	6,390,594	35.39	14.24%
2014	49	146,375	12.94%	5,752,966	39.30	12.82%
2015	29	84,473	7.47%	3,409,553	40.36	7.60%
2016	45	156,636	13.85%	5,914,686	37.76	13.18%
2017 and thereafter	121	477,290	42.19%	20,227,034	42.38	45.05%
	335	1,131,162	100.00%	$44,887,583	$39.68	100.00%
Retail:
2012	37	93,386	4.51%	$2,077,515	$22.25	4.61%
2013	50	386,452	18.67%	6,096,103	15.77	13.52%
2014	33	134,524	6.50%	3,004,010	22.33	6.66%
2015	35	304,955	14.74%	6,329,521	20.76	14.04%
2016	23	197,043	9.52%	4,120,516	20.91	9.14%
2017 and thereafter	109	953,055	46.06%	23,468,910	24.62	52.03%
	287	2,069,415	100.00%	$45,096,575	$21.79	100.00%
Total:
2012	113	416,567	5.66%	$13,012,623	$31.24	5.40%
2013	213	1,059,989	14.40%	28,106,756	26.52	11.67%
2014	183	1,079,555	14.67%	36,314,498	33.64	15.07%
2015	154	979,770	13.31%	33,466,267	34.16	13.89%
2016	149	942,690	12.81%	28,346,404	30.07	11.77%
2017 and thereafter	380	2,880,504	39.15%	101,680,620	35.30	42.20%
	1,192	7,359,075	100.00%	$240,927,168	$32.74	100.00%

Note: Lease expiration data exclude properties classified as sold or held for sale.
* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties June 30, 2012

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	98,000
51 Monroe Street	Rockville, MD	1979	1975	218,000
515 King Street	Alexandria, VA	1992	1966	73,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	168,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	533,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Wayne Plaza	Silver Spring, MD	2000	1970	94,000
Courthouse Square	Alexandria, VA	2000	1979	114,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	262,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	130,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	275,000
Monument II	Herndon, VA	2007	2000	207,000
Woodholme Center	Pikesville, MD	2007	1989	75,000
2000 M Street	Washington, DC	2007	1971	239,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	185,000
1227 25th Street	Washington, DC	2011	1988	132,000
Braddock Metro Center	Alexandria, VA	2011	1985	345,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	147,000
Subtotal				4,940,000

Schedule of Properties (continued) June 30, 2012

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	73,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	89,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	114,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	112,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	123,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	85,000
Subtotal				1,311,000

Schedule of Properties (continued) June 30, 2012

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	223,000
Olney Village Center	Olney, MD	2011	1979/2003	198,000
Subtotal				2,449,000

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 (2)	158,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Subtotal (2,540 units)				2,139,000

TOTAL				10,839,000
(1) Development on approximately 60,000 square feet of the center was completed in December 2006. (2) A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions June 30, 2012

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments not already excluded from FFO, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments not already excluded from FAD, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

The Industrial Portfolio consists of every industrial property, as well as two office properties, the Crescent and Albemarle Point. We executed the sale in three phases. Phase I of the Industrial Portfolio sale consisted of industrial properties (8880 Gorman Road, Dulles South IV, Fullerton Business Center, Hampton Overlook, Alban Business Center, Pickett Industrial Park, Northern Virginia Industrial Park I, 270 Technology Park, Fullerton Industrial Center, Sully Square, 9950 Business Parkway, Hampton South and 8900 Telegraph Road) and two office properties (Crescent and Albemarle Point). On October 3, 2011 we closed on Phase II of the Industrial Portfolio sale, consisting of Northern Virginia Industrial Park II. We closed on Phase III of the Industrial Portfolio sale on November 1, 2011, consisting of 6100 Columbia Park Road and Dulles Business Park.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.
Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.